Translated From Japanese

Loan Application Form

date : *19 June 2007*
address : *Nishi Shinjuku Showa Bldg. 11F*
1-13-12 Nishi Shinjuku, Shinjuku-ku, Tokyo
name*: Kabushiki Kaisha Global Hotline*
CEO : Hideki Anan
Tel: 03-5909-1561 Fax:03-5909-1562

To Mitsui Sumitomo Bank
I applying for a Corporate loan as follow.

Desired Loan Amount	! 1 0 0 0 0 0 0 0 0	Interest rate	3.250%
Desired Loan Start Date	*19-Jun-07*		Short Term prime rate
Loan Repayment Period	6/19/2012		

purpose: (working capital - circled) others (chose one)	(amount) \100,000,000yen	Purpose of Funds	
		Mitsui Sumitomo Bank	
1. fund for article, material and buying-in	yen	bank	yen
2. fund for clearance of cheque and account payable	yen	bank	yen
(3. - circled) fund for expenses payment	\100,000,000yen	bank	yen
4. fund for financial closing and bonuses	yen	bank	yen
5. others	yen	bank	yen
6. equipment fund	yen		yen
			yen
		Total	yen

Method of Repayment	(i - circled)	Repayment will be made monthly from July 31, 2007 to May 31st, 2012 on the last working day of the month. Monthly repayment amount is 1,666,000 JPY. Last payment in the amount of 1,706,000 JPY
	ro	
	ha	
Method of interest payment	i	
	(ro - circled)	Partial advance payment & monthly interest payments
	others	
Guarantor	*Loan not Guaranteed by third Party. Loan guaranteed by Hideki Anan*	
Automatic Loan Re-Payment	*Branch: Nakano* *Account Number: 4085101*	*Account Type: Ordinary* *Account Name: Kabushiki Kaisha Global Hotline*